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                                                                    EXHIBIT 23.3





                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 2002, in the Registration Statement (form SB-2 No. 333-82662) and the related Prospectus of Digital Descriptor Systems, Inc. for the Registration of 96,984,841 shares of Common Stock dated May 9, 2002.




WithumSmith+Brown
Newtown, Pennsylvania
May 9, 2002